                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Filed by the Registrant  /X/

       Filed by a Party other than the Registrant  / /

       Check the appropriate box:

       / /    Preliminary Proxy Statement   / /     Confidential, for Use of the
                                                    Commission Only
                                                    (as permitted by
                                                    Rule 14a-6(e)(2))

       /X/    Definitive Proxy Statement

       / /    Definitive Additional Materials

       / /    Soliciting Material Pursuant to Section 240.14a-11(c) or
              Section 240.14a-12

                          NORTHERN INSTITUTIONAL FUNDS
    -----------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       /X/    No fee required.

       / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

       (5)    Total fee paid:

--------------------------------------------------------------------------------

       / /    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

--------------------------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)    Filing Party:

--------------------------------------------------------------------------------

       (4)    Date Filed:

--------------------------------------------------------------------------------

                          NORTHERN INSTITUTIONAL FUNDS



                                                                February 7, 2000


Dear Shareholder:


You are cordially invited to attend a Special Meeting of Shareholders of Northern Institutional Funds (the "Trust"), to be held on March 21, 2000 at
9:30 a.m., Chicago time, at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675.



At this important meeting, you will be asked to consider and take action on the election of Trustees (Proposal 1) and the ratification of the selection of independent public auditors, Ernst & Young LLP (Proposal 2). In addition, as described more fully in the Proxy Statement, you will be asked to approve certain amendments relating to the fundamental investment policies of the Trust's investment portfolios (the "Portfolios") (Proposals 3 (A)-(F)).



Proposals 3 (A)-(F) recommend amendments that are intended to modernize, standardize and clarify certain of the Portfolios' fundamental investment policies. The Trust believes that these proposals are important and will allow the Portfolios to improve their operations.



You should carefully read the Proxy Statement, which discusses each proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a form of Proxy is enclosed for your use for each Portfolio in which you are invested.



The Trustees have unanimously recommended that Shareholders approve each proposal to be acted upon at the meeting.



Your continuing interest in the affairs of the Portfolios is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.


                                 Sincerely,

                                 /s/ Lloyd A. Wennlund

                                 Lloyd A. Wennlund
                                 Managing Director of
                                 Mutual Funds
                                 Northern Trust Global Investments



ATTENTION INVESTMENT MANAGERS: IF YOU HAVE THE AUTHORITY TO VOTE SHARES OF THE PORTFOLIO(S) TO WHICH THESE PROXY MATERIALS RELATE, PLEASE VOTE. IF YOU DO NOT HAVE THIS AUTHORITY, PLEASE FORWARD THESE MATERIALS TO YOUR CLIENT AT YOUR EARLIEST CONVENIENCE. NORTHERN INSTITUTIONAL FUNDS OFFERS INVESTORS ACCESS TO THE INSTITUTIONAL INVESTMENT ADVISORY SERVICES OF THE NORTHERN TRUST COMPANY AND NORTHERN TRUST QUANTITATIVE ADVISORS, INC. THE NORTHERN TRUST COMPANY ALSO SERVES AS CO-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT TO NORTHERN INSTITUTIONAL FUNDS.

                          NORTHERN INSTITUTIONAL FUNDS



      MONEY MARKET PORTFOLIOS               FIXED INCOME PORTFOLIOS                  EQUITY PORTFOLIOS
    GOVERNMENT SELECT PORTFOLIO       U.S. GOVERNMENT SECURITIES PORTFOLIO           BALANCED PORTFOLIO
        GOVERNMENT PORTFOLIO           SHORT-INTERMEDIATE BOND PORTFOLIO           EQUITY INDEX PORTFOLIO
    DIVERSIFIED ASSETS PORTFOLIO          INTERMEDIATE BOND PORTFOLIO           DIVERSIFIED GROWTH PORTFOLIO
        TAX-EXEMPT PORTFOLIO             U.S. TREASURY INDEX PORTFOLIO            FOCUSED GROWTH PORTFOLIO
        MUNICIPAL PORTFOLIO                      BOND PORTFOLIO                   MID CAP GROWTH PORTFOLIO
                                          INTERNATIONAL BOND PORTFOLIO         SMALL COMPANY INDEX PORTFOLIO
                                                                                   SMALL COMPANY GROWTH
                                                                                         PORTFOLIO
                                                                                    INTERNATIONAL EQUITY
                                                                                      INDEX PORTFOLIO
                                                                                    INTERNATIONAL GROWTH
                                                                                         PORTFOLIO


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2000


A Special Meeting of Shareholders (the "Meeting") of each investment portfolio referred to above (the "Portfolios") of Northern Institutional Funds (the "Trust") will be held on March 21, 2000, at 9:30 a.m. (Chicago time) at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675 for the following purposes:


        (1)  With respect to the Trust, to elect twelve Trustees;

        (2) With respect to the Trust, to ratify or reject the selection of Ernst Young LLP as independent auditors of the Trust for the fiscal year ending November 30, 2000;


        (3) With respect to each Portfolio to approve amendments to the Portfolio's fundamental investment policies; and


        (4) To transact such other business as may properly come before the Meeting and any adjournment thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO THE TRUST AND YOUR PORTFOLIO(S).


Shareholders of record of each Portfolio at the close of business on January 25, 2000 will be entitled to vote at the Meeting or any adjournment. The Proxy Statement and the accompanying Proxy Card(s) are being mailed to shareholders on or about February 7, 2000.

It is important that you return your signed and dated Proxy Card(s) promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                 By Order of the Board of Trustees
                                 of Northern Institutional Funds

                                 Linda J. Hoard
                                 Secretary


February 7, 2000


PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD(S) FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. A PROXY CARD IS ENCLOSED FOR EACH PORTFOLIO IN WHICH YOU ARE INVESTED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                          NORTHERN INSTITUTIONAL FUNDS



      MONEY MARKET PORTFOLIOS               FIXED INCOME PORTFOLIOS                  EQUITY PORTFOLIOS
    GOVERNMENT SELECT PORTFOLIO            U.S. GOVERNMENT SECURITIES                BALANCED PORTFOLIO
        GOVERNMENT PORTFOLIO                       PORTFOLIO                       EQUITY INDEX PORTFOLIO
    DIVERSIFIED ASSETS PORTFOLIO       SHORT-INTERMEDIATE BOND PORTFOLIO        DIVERSIFIED GROWTH PORTFOLIO
        TAX-EXEMPT PORTFOLIO              INTERMEDIATE BOND PORTFOLIO             FOCUSED GROWTH PORTFOLIO
        MUNICIPAL PORTFOLIO              U.S. TREASURY INDEX PORTFOLIO            MID CAP GROWTH PORTFOLIO
                                                 BOND PORTFOLIO                SMALL COMPANY INDEX PORTFOLIO
                                          INTERNATIONAL BOND PORTFOLIO              SMALL COMPANY GROWTH
                                                                                         PORTFOLIO
                                                                                    INTERNATIONAL EQUITY
                                                                                      INDEX PORTFOLIO
                                                                                    INTERNATIONAL GROWTH
                                                                                         PORTFOLIO


                                PROXY STATEMENT
                                    GENERAL


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF NORTHERN INSTITUTIONAL FUNDS (THE "TRUST"). These proxies will be used at a Special Meeting of Shareholders of the investment portfolios of the Trust listed above (the "Portfolios"). The Special Meeting will be held at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60675, on March 21, 2000, at 9:30 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. The Special Meeting and any adjournment is referred to as the "Meeting."


The Trustees have fixed the close of business on January 25, 2000 as the record date (the "Record Date") for determining the Shareholders of each Portfolio entitled to notice of and to vote at the Meeting. Shareholders of record of each Portfolio on the Record Date are entitled to one vote per Share at the Meeting.


Appendix A sets forth the number of Shares of beneficial interest of each Portfolio outstanding as of January 25, 2000. Appendix B sets forth the persons who owned beneficially more than 5% of the Shares of any Portfolio as of that date.



Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company ("Northern Trust") and PFPC Inc. ("PFPC"), as well as by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holder may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Portfolios.

This Proxy Statement and accompanying Proxy(ies) are being first mailed to Shareholders on or about February 7, 2000.



The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, each Portfolio will either vote together with the other Portfolios or separately as indicated. Classes of Shares representing interests in the same Portfolio do not have separate class voting rights on the proposals listed.


                         SUMMARY OF VOTING ON PROPOSALS


                              PROPOSAL                           SHAREHOLDERS SOLICITED
              ----------------------------------------  ----------------------------------------
1.            Election of twelve Trustees.              The Trust with all Portfolios voting as
                                                        a single class.

2.            Ratification of the selection of          The Trust with all Portfolios voting as
              Ernst & Young LLP as independent          a single class.
              auditors for the fiscal year ending
              November 30, 2000.

3.            Approval of amended fundamental
              investment policies.

    (A)       Investment policy on commodities.         Each Portfolio, except the Small Company
                                                        Growth and Mid Cap Growth Portfolios,
                                                        voting separately.

    (B)       Investment policies on borrowing and      Each Portfolio voting separately.
              lending.

    (C)       Investment policy on mortgaging.          Each Portfolio except the Mid Cap Growth
                                                        Portfolio, voting separately.

    (D)       Investment policy on puts and calls.      Each Portfolio, except the Municipal
                                                        Small Company Growth and Mid Cap Growth
                                                        Portfolios, voting separately.

    (E)       Investment policy on municipal            Tax-Exempt Portfolio only, voting
              instruments.                              separately.

    (F)       Investment policy on issuers with less    Tax-Exempt Portfolio only, voting
              than three years operations.              separately.



The Trust will furnish, without charge, copies of the Portfolios' November 30, 1999 Annual Shareholders Report to any Shareholder upon request addressed to Northern Institutional Funds, c/o The Northern Trust Company, P.O. Box 75943, Chicago, Illinois 60675-5943 or by telephone at 1-800-637-1380.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
PROPOSAL 1
ELECTION OF TRUSTEES........................................         1
    Information Concerning Nominees.........................         1
    Interests of Certain Non-Interested Nominees............         5
    Information Concerning Meetings of Trustees and
    Committees..............................................         6
    Remuneration of Trustees................................         7
    Officers................................................         7
    Required Vote...........................................         8
PROPOSAL 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
AUDITORS....................................................         9
    Required Vote...........................................         9
PROPOSALS 3(A)-(F)
AMENDMENT OF THE PORTFOLIOS' FUNDAMENTAL
INVESTMENT POLICIES.........................................        10
    General.................................................        10
PROPOSAL 3(A)
INVESTMENT POLICY ON COMMODITIES............................        11
PROPOSAL 3(B)
INVESTMENT POLICIES ON BORROWING AND LENDING................        12
PROPOSAL 3(C)
INVESTMENT POLICY ON MORTGAGING.............................        15
PROPOSAL 3(D)
INVESTMENT POLICY ON PUTS AND CALLS.........................        15
PROPOSAL 3(E)
INVESTMENT POLICY ON MUNICIPAL INVESTMENTS..................        16
PROPOSAL 3(F)
INVESTMENT POLICY ON ISSUERS WITH LESS THAN
THREE YEARS OPERATIONS......................................        17
    Board of Trustees' Recommendation.......................        17
    Required Vote...........................................        18
ADDITIONAL INFORMATION......................................        18
    Other Business..........................................        18
    Proxies and Voting at the Meeting.......................        18
    Manner and Cost of Proxy Solicitation...................        19
    Shareholder Proposals...................................        20
    Information About Distributor and Co-Administrator......        20
    Information About the Trust.............................        20
APPENDIX A..................................................       A-1
APPENDIX B..................................................       B-1
APPENDIX C..................................................       C-1

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                (ALL PORTFOLIOS)


The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. serve as investment advisers to the Trust and to Northern Funds, each a mutual fund group. Different individuals currently serve as the Trustees of the Trust and Northern Funds. The Trustees of the Trust and Northern Funds have determined that it would be in the best interest of these two fund groups for the same individuals to serve as the Trustees of both groups.



Therefore, Shareholders will be asked at the Meeting to elect twelve Trustees, six of whom are currently Trustees of the Trust, five of whom are currently Trustees of Northern Funds and the twelfth is the President of Northern Trust Global Investments, a business unit of the Northern Trust Corporation.



Each elected Trustee will hold office for an indefinite term until the earliest of: (1) the election of his or her successor; (2) the date a Trustee resigns or is removed by the Board of Trustees or Shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without Shareholder vote) on the last day of the fiscal year of the Trust (currently November 30) in which the Trustee attains the age of 72 years (except that the policy has been waived with respect to Mr. Dixon). Normally, there will be no meetings of Shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Additional Information--Shareholder Proposals." The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without Shareholder approval.


All Shares represented by valid Proxies will be voted in the election of Trustees for each Nominee named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

INFORMATION CONCERNING NOMINEES


The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years. Messrs. Cline, Condon, Dixon, Dolan, English, Springer and Strubel and Ms. Guthman are deemed "non-interested" persons of the Trust as defined in the 1940 Act (the "Non-Interested Trustees").



                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Richard G. Cline, 64                      Chairman, Hawthorne Investors, Inc. (a    1997
Trustee                                   management advisory services and private
                                          investment company) since January 1996;
                                          Chairman, Hussman International, Inc. (a
                                          refrigeration company) since 1998;
                                          Chairman and Chief Executive Officer of
                                          NICOR Inc. (a diversified public utility
                                          holding company) from 1986 to 1995, and
                                          President, 1992-1993; Chairman, Federal
                                          Reserve Bank of Chicago from 1992 to
                                          1995, and Deputy Chairman from 1995 to
                                          1996. Director: Whitman Corporation (a
                                          diversified holding company); Kmart
                                          Corporation (a retailing company); Ry-
                                          erson Tull, Inc. (a metals distribution
                                          company); University of Illinois
                                          Foundation.

Edward J. Condon, Jr., 59                 Chairman of The Paradigm Group, Ltd. (a   1994
Trustee                                   financial advisor) since July 1993; Vice
                                          President and Treasurer of Sears,
                                          Roebuck and Co. (a retail corporation)
                                          from February l989 to July 1993; Mem-
                                          ber of Advisory Board of Real-Time USA,
                                          Inc. (a software development company);
                                          Member of the Board of Managers of The
                                          Liberty Hampshire Company, LLC (a
                                          receivables funding company); Vice
                                          Chairman and Director of Energenics
                                          L.L.C. (a waste to energy recycling
                                          company). Director: University Eldercare
                                          Inc. (an Alzheimer's disease research
                                          and treatment company); Financial
                                          Pacific Company (a small business
                                          leasing company). Trustee: Dominican
                                          University.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Wesley M. Dixon, Jr., 72                  Director of Kinship Corporation (a fi-    To be elected in 2000
Proposed Trustee                          nancial services company) from 1985 to
                                          1996; Vice Chairman and Director of G.D.
                                          Searle & Co. (manufacture and sale of
                                          food products and pharmaceuticals) from
                                          1977 to 1985 and President of G.D.
                                          Searle & Co. prior thereto. Trustee:
                                          Northern Funds.

William J. Dolan, Jr., 67                 Partner of Arthur Andersen & Co. S. C.    To be elected in 2000
Proposed Trustee                          (accounting firm) from 1966 to 1989;
                                          Financial Consultant, Ernst & Young LLP
                                          (accounting firm) from 1992 to 1993 and
                                          1997. Former Director: Household Bank;
                                          First Central National Life Insurance
                                          Company. Trustee: Northern Funds.

John W. English, 66                       Private Investor; Vice President and      1994
Trustee                                   Chief Investment Officer of The Ford
                                          Foundation (a charitable trust) from
                                          1981 to 1993. Trustee: The China Fund,
                                          Inc.; Select Sector SPDR Trust; WM
                                          Funds; American Red Cross in Greater New
                                          York; Mote Marine Laboratory; and United
                                          Board for Christian Higher Education in
                                          Asia. Director: University of Iowa
                                          Foundation; Blanton-Peale Institutes of
                                          Religion and Health; Community
                                          Foundation of Sarasota County. Former
                                          Director: Duke Management Company
                                          (manager of the Duke University
                                          endowment fund); John Ringling Centre
                                          Foundation (a non-profit historical
                                          preservation organization).

Raymond E. George, Jr., 69*               Senior Vice President and Senior Fiduci-  To be elected in 2000
Proposed Trustee                          ary Officer of The Northern Trust Com-
                                          pany from 1990 until his retirement in
                                          October 1993. Trustee: Northern Funds.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Sandra Polk Guthman, 55                   President and Chief Executive Officer of  1997
Trustee                                   Polk Bros. Foundation (an Illinois
                                          not-for-profit corporation) from 1993 to
                                          present; Director of Business Trans-
                                          formation 1992-1993, and Midwestern
                                          Director of Marketing 1988-1992, IBM
                                          Corporation. Director: MBIA Insurance
                                          Corporation of Illinois (a municipal
                                          bond insurance company); MB Financial
                                          Corp. (a bank holding company).

Michael E. Murphy, 63**                   President of Sara Lee Foundation since    To be elected in 2000
Proposed Trustee                          November 1997; Vice Chairman and Chief
                                          Administrative Officer of Sara Lee
                                          Corporation (consumer products) from
                                          November 1994 to October 1997; Vice
                                          Chairman and Chief Financial and Ad-
                                          ministrative Officer of Sara Lee Corpo-
                                          ration from July 1993 to November 1994.
                                          Director: Payless Shoe Source, Inc. (a
                                          retail shoe store business); True North
                                          Communications, Inc. (a global
                                          advertising and communications holding
                                          company); American General Corporation
                                          (a diversified financial services
                                          company); GATX Corporation (a railroad
                                          holding company); Bassett Furniture
                                          Industries, Inc. Trustee: Northern
                                          Funds.

Mary Jacobs Skinner, Esq., 42***          Partner in the law firm of Sidley & Aus-  To be elected in 2000
Proposed Trustee                          tin. Trustee: Northern Funds.

William H. Springer, 70                   Vice Chairman of Ameritech (a tele-       1984
Trustee                                   communications holding company) from
                                          February 1987 until his retirement in
                                          August 1992; Vice chairman, Chief
                                          Financial and Administrative officer of
                                          Ameritech prior to 1987. Director:
                                          Walgreen Co. (a retail drug store
                                          business); Baker, Fentress & Co. (a
                                          closed-end, non-diversified management
                                          investment company). Trustee: Goldman
                                          Sachs Trust; Goldman Sachs Variable
                                          Insurance Trust.

                                                    PRINCIPAL OCCUPATION                             FIRST
             NAME, AGE AND                             OR EMPLOYMENT                                 BECAME
          POSITIONS WITH TRUST                     DURING LAST FIVE YEARS                           TRUSTEE
----------------------------------------  ----------------------------------------  ----------------------------------------
Richard P. Strubel, 60                    President and Chief Operating Officer     1982
Trustee                                   UNext.com since 1999 (a provider of
                                          educational services via the Internet);
                                          Managing Director of Tandem Partners,
                                          Inc. (a privately held management ser-
                                          vices firm) from 1990 to 1999; Presi-
                                          dent and Chief Executive Officer of
                                          Microdot, Inc. (a privately held manu-
                                          facturing firm) from 1984 to 1994. Di-
                                          rector: Gildan Activewear, Inc. (an ath-
                                          letic clothing marketing and manufac-
                                          turing company); Children's Memorial
                                          Medical Center. Trustee: University of
                                          Chicago; Goldman Sachs Trust; Goldman
                                          Sachs Variable Insurance Trust.

Stephen B. Timbers, 55****                President of Northern Trust Global In-    To be elected in 2000
Proposed Trustee                          vestments, a unit of Northern Trust
                                          Corporation, and Executive Vice Presi-
                                          dent, The Northern Trust Company since
                                          1998; President, Chief Executive Officer
                                          and Director of Zurich Kemper
                                          Investments from 1996 to 1998; Presi-
                                          dent, Chief Operating Officer and Di-
                                          rector of Kemper Corporation from 1992
                                          to 1996; President and Director of
                                          Kemper Funds from 1990 to 1998. Di-
                                          rector: LTV Corporation (a steel pro-
                                          ducer); Northern Quantitative Advi-
                                          sors, Inc.


------------


  * Mr. George is deemed to be an "interested' Trustee because he owns shares of Northern Trust Corporation.
 ** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern Trust and Northern Trust Quantitative Advisors, Inc.




INTERESTS OF CERTAIN NON-INTERESTED NOMINEES



Messrs. Cline, George and Murphy have certain banking, custodial, investment management and financing arrangements with Northern Trust and its affiliates. Other Nominees and the organizations with which they are associated have had in the past, and may have in the future, similar arrangements. The Trust has been advised that such arrangements have been and are expected to be in the ordinary course of business and the terms of such arrangements have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers.


Appendix C sets forth information regarding the Shares of the Portfolios owned beneficially, directly or indirectly, by the Nominees and the officers of the Trust.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES


Six meetings of the Trustees were held during the fiscal year ended
November 30, 1999. For that year, no incumbent Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member that were held while the Trustee was in office.



The Board of Trustees has appointed an Audit Committee whose members are Mr. Condon and Mr. Strubel (Chairman). The functions performed by the Audit Committee are to: (1) consider matters pertaining to the Trust's books of account, financial records and internal accounting controls; (2) act as the principal liaison between the Board of Trustees and the Trust's independent auditors and make recommendations to the Board regarding the auditor's engagement and compensation; (3) ensure receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust; (4) meet with the independent auditors to review the scope and results of the audit; and (5) review annually the program established by the Trust and its service providers for monitoring compliance with their respective Codes of Ethics and internal conflict of interest guidelines. The Audit Committee held two meetings during the fiscal year ended November 30, 1999.



The Board of Trustees also has a standing nominating committee consisting of all of the Non-Interested Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Nominating Committee has selected and nominated the Non-Interested Trustees who are Nominees for election at the meeting. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from Shareholders to fill any future vacancies of the Board in written communications delivered to the Trust at its address on page 20.

REMUNERATION OF TRUSTEES


Trustees, other than Mr. Timbers (if elected), are entitled to remuneration from the Trust for their services. Currently, the Chairman of the Board earns a quarterly retainer of $10,125 and each other Trustee earns a quarterly retainer of $6,750. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. In addition, each member of the Audit Committee earns a fee of $2,500 for each meeting attended and the Audit Committee Chairman earns a quarterly retainer of $1,500. These fees may be changed by the Trustees in the future at their discretion.


The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended November 30, 1999.

                                      AGGREGATE        PENSION OR           AGGREGATE
                                     COMPENSATION  RETIREMENT BENEFITS     COMPENSATION
                                       FROM THE    ACCRUED AS PART OF   FROM THE PORTFOLIO
NAME OF TRUSTEE*                      PORTFOLIOS   PORTFOLIO EXPENSES       COMPLEX**
----------------                     ------------  -------------------  ------------------
Richard G. Cline...................    $39,500             $0                $39,500
Edward J. Condon...................    $44,500             $0                $44,500
John W. English....................    $39,500             $0                $39,500
Sandra P. Guthman..................    $39,500             $0                $39,500
William H. Springer................    $53,000             $0                $53,000
Richard P. Strubel.................    $50,500             $0                $50,500

------------


  * This table does not include $44,500 paid during the fiscal year ended November 30, 1999 to a former Trustee who retired.
 **  The Portfolio Complex includes the Trust and Northern Funds.



OFFICERS

The following table sets forth information with respect to the officers of the Trust. Each officer is elected by the Trustees. Each officer serves until his or her successor is duly elected by the Trustees or until his or her death, resignation, removal or disqualification.

             NAME, POSITION                       PRINCIPAL OCCUPATION(S)           FIRST BECAME
                AND AGE                            DURING PAST FIVE YEARS             OFFICER
----------------------------------------  ----------------------------------------  ------------
Jylanne M. Dunne, 39                      Senior Vice President for Distribution        1999
President                                 Services at PFPC, formerly First Data
                                          Investor Services Group, Inc.

Richard H. Rose, 43                       Vice President and Division Manager of        1999
Vice President                            Mutual Fund Administration at PFPC.

             NAME, POSITION                       PRINCIPAL OCCUPATION(S)           FIRST BECAME
                AND AGE                            DURING PAST FIVE YEARS             OFFICER
----------------------------------------  ----------------------------------------  ------------
Brian R. Curran, 32                       Vice-President at PFPC since 1997;            1999
Treasurer                                 Director of Fund Administration at State
                                          Street Bank and Trust Co. ("State
                                          Street") from February 1997 to October
                                          1997; Senior Auditor at Price Waterhouse
                                          LLP February 1994 to February 1997.

Judith E. Clear, 33                       Client Treasury Manager of Mutual Fund        1999
Assistant Treasurer                       Administration at PFPC since 1997;
                                          Compliance Manager at Citizens Trust
                                          from 1994 to 1996.

Suzanne E. Anderson, 27                   Client Treasury Manager of Mutual Fund        2000
Assistant Treasurer                       Administration at PFPC since 1998;
                                          Manager of Fund Administration at State
                                          Street from October 1996 to August 1998;
                                          Fund Administrator at State Street from
                                          October 1995 to October 1996; Mutual
                                          Fund Accountant at The Boston Company
                                          prior thereto.

Linda J. Hoard, 52                        Vice-President at PFPC since 1998;            1999
Secretary                                 Attorney Consultant for Fidelity
                                          Investments, Investors Bank & Trust
                                          Company and PFPC from September 1994 to
                                          June 1998.

Teresa M.R. Hamlin, 34                    Vice-President at PFPC since 1994;            1999
Assistant Secretary                       Paralegal Manager at The Boston Company
                                          Advisors (an investment adviser) prior
                                          thereto.

Therese Hogan, 36                         Director of the State Regulation              1999
Assistant Secretary                       Department at PFPC.



The Trust's officers are employees of PFPC, the Trust's co-administrator. Certain of these officers hold comparable positions with other investment companies for which PFPC or an affiliate provides administrative services. As a result of the responsibilities assumed by PFPC and the Trust's investment adviser, custodian and transfer agent, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.



THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE LISTED ABOVE.


REQUIRED VOTE

Because your Portfolio is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of the Shares of the entire Trust voted at the Meeting. The twelve Nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted.

                                   PROPOSAL 2
         RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
                                (ALL PORTFOLIOS)


As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent auditors for the Trust's fiscal year ending November 30, 2000 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy(ies) will vote for Ernst & Young LLP, unless contrary instructions are given. If the selection of the Trust's independent auditors is not ratified by the Shareholders at the Meeting, the Board will reconsider such selection.


The Trust's financial statements for the fiscal year ended November 30, 1999 were audited by Ernst & Young LLP. In connection with its audit, Ernst & Young LLP reviewed the Trust's annual reports to Shareholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal controls and related matters.


At a meeting held on January 24, 2000, the Audit Committee of the Board of Trustees met with representatives of Ernst & Young LLP to review the services of the independent auditors. At a meeting on the same date, the Trustees unanimously selected Ernst & Young LLP as the Trust's independent auditors for its fiscal year ending November 30, 2000. A representative of Ernst & Young LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT AUDITORS.

REQUIRED VOTE

Because your Portfolio is a portfolio of the Trust, your vote will be counted together with the votes of Shareholders of the other portfolios of the Trust, voting as a single class on the ratification of independent auditors.

Ratification of the independent auditors of the Trust requires the approval of a majority of the Shares of the Trust present and entitled to be voted at the Meeting.

                               PROPOSALS 3(A)-(F)
          AMENDMENT OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES

GENERAL

The Trustees recommend to Shareholders that they approve proposals to amend certain of the Portfolios' fundamental investment policies. These investment policies may be changed by a Portfolio only with the approval of a 1940 Act Majority (as defined below) of the outstanding Shares of that Portfolio.


One reason for the proposals is to adopt insofar as possible a uniform statement of fundamental investment policies for the mutual funds advised by Northern Trust and Northern Trust Quantitative Advisors, Inc. This uniformity will facilitate comparison of different Portfolios' investment policies as well as administration of the policies. The proposals will also result in a clearer and simpler statement of these policies.


Another reason for amending the Portfolios' investment policies is to delete restrictions that were adopted in response to state "Blue Sky" laws and regulations limiting certain types of investment company practices and investments. States no longer have the power to enforce these restrictions, and the elimination of the restrictions may increase investment management flexibility for the Portfolios.


An additional reason for amending the Portfolios' investment policies is to ensure that the Portfolios have the maximum borrowing flexibility that is possible under the 1940 Act.



The following is a summary of the proposed changes to the Portfolios' fundamental policies. The policies are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that Shareholders approve each of the proposals.

                                 PROPOSAL 3(A)
                        INVESTMENT POLICY ON COMMODITIES
   (ALL PORTFOLIOS EXCEPT SMALL COMPANY GROWTH AND MID CAP GROWTH PORTFOLIOS)


The 1940 Act requires that the Portfolios have a fundamental investment policy regarding investments in commodities. While the Portfolios do not invest in physical commodities or commodity contracts, the Portfolios (other than the Portfolios identified below) may enter into financial futures contracts, options on futures and, in certain cases, currency contracts. Any financial futures contract or related option is currently considered to be a commodity contract. As a result of the continuing development of new types of investment products, it is possible that other types of financial instruments may also be deemed to be commodity contracts in the future.

Except for the Small Company Growth and Mid Cap Growth Portfolios (which currently have a policy like the one proposed below), the Portfolios' current fundamental investment policy regarding commodities provides that no Portfolio may purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio (other than the Government Select, Government, Diversified Assets, Tax-Exempt and Municipal Portfolios) may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and enter into futures contracts and related options and enter into forward currency contracts in accordance with its investment objectives and policies.

The proposed amended fundamental investment policy is intended to provide a standardized policy for all of the Portfolios. It is also intended to ensure that the Trust's non-money market Portfolios are able to continue to enter into financial futures contracts and related options for hedging and other permissible purposes in the future, and to clarify that other types of financial instruments and contracts are permitted.


In addition, the proposed policy eliminates the existing restriction regarding investments in oil, gas and other mineral exploration or development programs. This restriction was previously imposed by state law and is no longer required.

As amended, each Portfolio's fundamental investment policy with respect to commodities would be as follows:

    The Portfolio may not invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.


As discussed in the Portfolios' Prospectuses, investments in currency and financial instruments and contracts that are commodity contracts can present various leverage and other investment risks that may result in losses exceeding the amount invested by a Portfolio. The amended fundamental investment policy is not, however, expected to have a material effect on the Portfolios' current practices relating to these types of investments.



                                 PROPOSAL 3(B)
                  INVESTMENT POLICIES ON BORROWING AND LENDING
                                (ALL PORTFOLIOS)



The Board of Trustees is recommending that Shareholders approve amendments to the Portfolios' fundamental investment policies on borrowing and lending.



PROPOSED CHANGES. Under the proposed amended borrowing investment policy a Portfolio will be permitted to: (1) borrow from banks, affiliated investment companies and other persons (if permitted by the SEC) in amounts up to 33 1/3% of its total assets or such other percentage permitted by law; and (2) borrow up to an additional 5% of its total assets for temporary purposes. In addition, the amended borrowing policy states expressly that a Portfolio may obtain short-term credits as necessary for the clearance of portfolio securities transactions and may purchase securities on margin. A restriction in the Portfolios' current policy will be removed in order to allow the Portfolios to purchase securities when borrowings exceed 5% of the value of their assets. Finally, the amended policy expressly provides that a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.



The Trust is proposing that these changes be made to allow the Portfolios to borrow money to the maximum extent permitted by law. The Trust is requesting shareholder approval on this proposal for several reasons. The Trust believes that each Portfolio will benefit from the flexibility of being able to borrow money from lenders other than banks. Additionally, each Portfolio may receive more favorable loan terms and incur fewer transaction costs because of this flexibility. The Trust believes that the proposed amendments to each Portfolio's investment restrictions will more clearly reflect current regulatory practice and will expand their borrowing opportunities.



In addition, the Trust believes these changes will provide each Portfolio with the flexibility to borrow from other Portfolios and other affiliated investment companies. Pursuant to its Agreement and Declaration of Trust and Bylaws, the Trust is not required to submit these potential interfund borrowing arrangements for shareholder approval, and therefore shareholders are not being asked to approve these arrangements. Instead, before a Portfolio may engage in interfund borrowing it will require an exemptive order from the SEC, as well as Trustee approval. The Portfolios currently do not have such an exemptive order and are not currently seeking one.



It should be noted that under the proposed amended policy, borrowings are not limited to extraordinary or emergency purposes or to enable the Trust to meet redemption requests, but may be used for investment leverage purposes. Leverage involves the risk that if the securities held by a Portfolio decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities.



CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT POLICIES. Except for the Municipal, Small Company Growth and Mid Cap Growth Portfolios, which currently have a borrowing policy like the one proposed below, the Portfolios' current fundamental investment policy relating to borrowing is as follows:



        BORROWING. No Portfolio may borrow money (other than pursuant to reverse repurchase agreements for each Portfolio except the Tax-Exempt Portfolio), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy: (1) the Government Select, Government and Diversified Assets Portfolios may not enter into reverse repurchase agreements exceeding aggregate one-third of their respective total assets; (2) the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios may not purchase securities on margin (except delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions); and (3) the International Bond, International Equity Index and International Growth Portfolios will not issue senior securities except as stated in their Prospectus or Statement of Additional Information.



As amended, the fundamental investment policies relating to borrowing for each Portfolio will provide as follows:



        BORROWING. No Portfolio may borrow money, except that to the extent permitted by applicable law (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.



In addition, it is proposed that each Portfolio adopt a related amendment investment policy relating to lending to provide explicitly that each Portfolio may make loans to its affiliates (including affiliated investment companies) to the extent permitted by law. As amended, the fundamental investment policy relating to lending for each Portfolio will provide as follows:



        LENDING. No Portfolio may make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.


                                 PROPOSAL 3(C)
                        INVESTMENT POLICY ON MORTGAGING
              (ALL PORTFOLIOS EXCEPT THE MID CAP GROWTH PORTFOLIO)

To comply with state securities laws in effect at the time of their organization, the Portfolios adopted a fundamental investment policy limiting their ability to mortgage or pledge assets. More particularly, this policy provides that the Portfolios may not "mortgage, pledge, or hypothecate any assets (other than, excluding the Tax-Exempt Portfolio, pursuant to reverse repurchase agreements) except to secure permitted borrowings."


The Trustees believe that because this fundamental investment policy is no longer required and is obsolete, the investment policy should be eliminated.



                                 PROPOSAL 3(D)
                      INVESTMENT POLICY ON PUTS AND CALLS
 (ALL PORTFOLIOS EXCEPT THE MUNICIPAL, SMALL COMPANY GROWTH AND MID CAP GROWTH
                                  PORTFOLIOS)



To comply with state securities laws in effect at the time of their organization, most of the Portfolios also adopted a fundamental investment policy limiting their ability to write certain put and call options. More particularly, this policy provides that these Portfolios may not "write puts, calls or combinations thereof, except (for Portfolios other than the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios) for transactions in options on securities, financial instruments, currencies and indices of securities (and, in the case of the International Bond and International Growth Portfolios, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and, in the case of the International Bond Portfolio, currency swaps) and pair-off transactions (except in the case of the International Bond and International Growth Portfolios)."


This investment policy does not, however, apply to the following Portfolios that commenced operations after the time that states lost their authority to regulate mutual fund investments: Municipal Portfolio, Mid

Cap Growth Portfolio and Small Company Growth Portfolio. In addition, this restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Portfolio.

The Trustees believe that because this investment policy is no longer required, is obsolete and is inconsistent with the investment policy of those Portfolios that have been recently organized, the investment restriction should be eliminated for all of the Portfolios.


The elimination of this fundamental investment policy is not expected to have a material effect on the Portfolios' investment practices.



                                 PROPOSAL 3(E)
                   INVESTMENT POLICY ON MUNICIPAL INVESTMENTS
                          (TAX-EXEMPT PORTFOLIO ONLY)



As a matter of fundamental policy, the Tax-Exempt Portfolio is required to derive at least 80% of its annual gross income from municipal instruments except in extraordinary circumstances. Municipal instruments are debt instruments, the interest on which is, in the opinion of counsel (if any), exempt from Federal income tax. Interest earned on AMT obligations ("private activity bonds") which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax is not deemed to be derived from municipal instruments for purposes of determining whether the Tax-Exempt Portfolio meets this policy.



The Trustees recommend that the Shareholders of the Tax-Exempt Portfolio approve the amendment of its fundamental policy to provide that this Portfolio will invest at least 80% of its net assets in municipal instruments. Under the amended policy, investments in AMT obligations will be treated the same way as these investments are treated today; that is, these investments will not be counted in determining whether the Tax-Exempt Portfolio meets its 80% policy.


Northern Trust believes that this revision will simplify calculations of the Tax-Exempt Portfolio's holdings. A policy based upon a percentage of the Portfolio's net assets will be easier to monitor and control than a policy based upon a percentage of income since the Portfolio's income can vary due to a variety of factors. SHAREHOLDERS SHOULD NOTE THAT THE PROPOSED AMENDMENT TO THE TAX-EXEMPT PORTFOLIO'S FUNDAMENTAL POLICY DOES NOT INVOLVE ANY CHANGE IN THE INVESTMENT OBJECTIVE OF THE PORTFOLIO.

Therefore, the Board of Trustees recommends that Shareholders approve the proposal to amend the Tax-Exempt Portfolio's fundamental policy to provide as follows:



    As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Portfolio will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolio should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities.


                                 PROPOSAL 3(F)
       INVESTMENT POLICY ON ISSUERS WITH LESS THAN THREE YEARS OPERATIONS
                          (TAX-EXEMPT PORTFOLIO ONLY)


To comply with state securities laws in effect at the time of its organization, the Tax-Exempt Portfolio adopted a fundamental investment restriction which provides that this Portfolio may not "acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history." This restriction is no longer required, is obsolete and is inconsistent with the investment restrictions of all of the other Portfolios. Consequently, the Trustees recommend that it be eliminated.


BOARD OF TRUSTEES' RECOMMENDATION

The Trustees believe that each proposed amendment to the Portfolios' fundamental investment policies will more clearly reflect current regulatory practice, will increase investment management flexibility and will clarify and simplify the policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDED INVESTMENT POLICIES.

REQUIRED VOTE


Approval of Proposals 3(A)-(F) as to each Portfolio requires the affirmative vote of a majority of the Shares of that Portfolio outstanding and entitled to vote. For this purpose, a majority of the outstanding Shares of a Portfolio means the vote of the lesser of (1) 67% or more of the Shares of the Portfolio present at the Meeting, if the holders of more than 50% of the Shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding Shares of the Portfolio (a "1940 Act Majority"). If a proposed amendment is not approved with respect to a Portfolio, the corresponding current fundamental investment policy will continue in effect and unchanged for that Portfolio.


                             ADDITIONAL INFORMATION

OTHER BUSINESS


As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.


PROXIES AND VOTING AT THE MEETING


A Proxy is revocable by a Shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal office), by executing a superseding Proxy or by attending the Meeting and voting in person. All valid Proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a Proxy and, if no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.



In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal(s). Any such adjournment will require the affirmative vote of a majority of the Shares of the Trust (or the affected Portfolio) present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those Proxies required to be voted against any such proposal against any such adjournment. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement with respect to one or more Portfolios prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.



A third of the Shares entitled to vote will be a quorum for the transaction of business with respect to Proposals 1 and 2, and a majority of the Shares entitled to vote will be a quorum with respect to Proposals 3(A)-(F), but any lesser number will be sufficient for adjournments. Abstentions will be treated as Shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on a proposal has the same effect as a vote against Proposals 2 and 3(A)-(F). If a broker or nominee holding Shares in "street name" indicates on the Proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present at the Meeting with respect to the proposal. Accordingly, a "broker non-vote" may affect the Trust's ability to achieve a quorum at the Meeting, and will also have the same effect as a vote against Proposals 3(A)-(F).



Appendix B hereto sets forth the persons who owned beneficially more than 5% of the Shares of any Portfolio as of January 25, 2000, the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. (As shown in Appendix B, on the Record Date Northern Trust was the beneficial owner of a majority of the outstanding Shares of various Portfolios because it possessed sole or shared voting power and/or investment power with respect to Shares on behalf of its customer accounts.) Northern Trust has advised the Trust that it intends to vote the Shares over which it has voting power "FOR" and "WITHHOLD ALL" in the election of each Trustee named in Proposal 1 in the same proportions as the total votes that are cast "FOR" and "WITHHOLD ALL" in such election by the other Shareholders of the Trust. Northern Trust has further advised the Trust that it intends to vote the Shares over which it has voting power "FOR" each of the other proposals listed in this Proxy Statement. (In certain instances, the votes cast by Northern Trust will be sufficient to approve the proposal regardless of the votes cast by other Shareholders of a Portfolio.)


MANNER AND COST OF PROXY SOLICITATION


Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, PFPC and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Shares of the Trust.



Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of Proxies. Northern Trust will bear all other mailing expenses associated with the solicitation of Proxies and will reimburse correspondent banks, brokers and other similar record holders that have not entered into Shareholder Servicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.


SHAREHOLDER PROPOSALS


Under Delaware law, the Trust is not required, nor does it intend, to hold annual meetings of Shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Shares). Any Shareholders desiring to present a proposal for consideration at the next meeting for Shareholders of their Portfolio must submit the proposal in writing so that it is received by the appropriate Portfolio within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under "Information About the Trust."


INFORMATION ABOUT DISTRIBUTOR AND CO-ADMINISTRATOR


Northern Funds Distributors LLC, the Trust's distributor, has offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PFPC Inc., the Trust's co-administrator, has offices at 4400 Computer Drive, Westborough, Massachusetts 01581.


INFORMATION ABOUT THE TRUST

The Trust currently has its principal office at 50 South LaSalle Street, Chicago, Illinois 60675.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


February 7, 2000

                                   APPENDIX A


As of January 25, 2000, each Portfolio had the following number of Shares outstanding:



PORTFOLIO                                           OUTSTANDING SHARES
---------                                           ------------------
Balanced Portfolio................................       5,024,258.24
Equity Index Portfolio............................      62,270,149.22
Diversified Growth Portfolio......................      11,444,025.26
Focused Growth Portfolio..........................      11,797,821.55
Mid Cap Growth Portfolio..........................         559,995.90
Small Company Index Portfolio.....................      18,542,390.57
Small Company Growth Portfolio....................         599,386.25
International Equity Index Portfolio..............       4,665,052.81
International Growth Portfolio....................      13,450,098.48
U.S. Government Securities Portfolio..............       5,419,582.92
Short-Intermediate Bond Portfolio.................      10,217,335.96
Intermediate Bond Portfolio.......................       2,599,786.47
U.S. Treasury Index Portfolio.....................       1,192,692.01
Bond Portfolio....................................      51,215,183.56
International Bond Portfolio......................       1,657,872.66
Government Select Portfolio.......................   2,022,723,954.37
Government Portfolio..............................   2,034,829,837.34
Diversified Assets Portfolio......................   7,075,981,439.98
Tax-Exempt Portfolio..............................     567,703,664.56
Municipal Portfolio...............................      41,645,998.25

                                   APPENDIX B


As of January 25, 2000, The Northern Trust Company and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding Shares of each Portfolio as follows:



                                                 AMOUNT AND PERCENTAGE OF
                                                    OUTSTANDING SHARES
                                          --------------------------------------
                                                                   PERCENTAGE
PORTFOLIO                                 AMOUNTS OF SHARES       OF SHARES (%)
---------                                 -----------------      ---------------
Balanced Portfolio......................     2,599,398.21               52%
Equity Index Portfolio..................    16,914,434.48               27%
Diversified Growth Portfolio............     9,061,850.34               79%
Focused Growth Portfolio................     9,258,840.78               78%
Mid Cap Growth Portfolio................       531,522.90               95%
Small Company Index Portfolio...........     4,091,722.88               22%
Small Company Growth Portfolio..........       540,968.97               90%
International Equity Index Portfolio....     3,556,565.67               76%
International Growth Portfolio..........    10,075,303.78               75%
U.S. Government Securities Portfolio....     1,207,028.08               22%
Short-Intermediate Bond Portfolio.......     2,920,519.49               29%
Intermediate Bond Portfolio.............     1,406,987.07               54%
U.S. Treasury Index Portfolio...........       350,129.05               29%
Bond Portfolio..........................    18,014,201.19               35%
International Bond Portfolio............     1,304,089.83               79%
Government Select Portfolio.............    16,419,770.25                1%
Government Portfolio....................    59,999,256.19                3%
Diversified Assets Portfolio............   461,758,410.06                7%
Tax-Exempt Portfolio....................    32,595,499.35                6%



In addition, as of January 25, 2000, the following persons or entities owned beneficially more than 5% of the outstanding Shares of the following Portfolios:



                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
  Balanced Portfolio.................  Northern Trust Thrift            1,814,457.00            36.1%
                                       Incentive Plan
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Sealed Air Corp.                   981,398.92            19.5%
                                       Park 80 East
                                       Saddlebrook, NJ 07663

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
  Equity Index Portfolio.............  Northern Trust Thrift            8,895,407.19            14.3%
                                       Incentive Plan
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Libbey-Owens-Ford                3,339,184.97             5.4%
                                       811 Madison Ave.
                                       P.O. Box 799
                                       Toledo, OH 43697-0799
                                       Meadows Foundation               4,792,751.98             7.7%
                                       3003 Swiss Ave.
                                       Dallas, TX 75024-6090

  Diversified Growth Portfolio.......  Northern Trust Pension Plan      5,420,278.59            47.4%
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Seiko Corp.                        665,207.18             5.8%
                                       1111 MaCarthur Blvd.
                                       Mahwah, NJ 07430-2038

  Focused Growth Portfolio...........  Northern Trust Thrift            5,968,912.43            50.6%
                                       Incentive Plan
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Woodmen Home Office Employees      656,946.73             5.6%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Kitch Drutchas Wagner Kenney       645,468.29             5.5%
                                       PC
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Doe Run Resources Corp.            712,098.96             6.0%
                                       Retirement Plan
                                       1801 Park 270 Drive, Suite
                                       300
                                       St. Louis, MO 63146

  Mid Cap Growth Portfolio...........  NISource-Bay Area VEBA             217,500.00            38.8%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Schulze & Burch Employee            30,000.00             5.4%
                                       Pension Plan
                                       1133 W. 35th Street
                                       Chicago, IL 60609

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
                                       Mercy Medical Center                66,302.97            11.8%
                                       Foundation
                                       701 10th Street
                                       Cedar Rapids, IA 52103
                                       Presbytery of Chicago               28,463.00             4.7%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Iowa Measurement                   108,931.81            19.5%
                                       Research Foundation
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  Small Company Index Portfolio......  PWC Group Investment Savings     1,288,819.41             7.0%
                                       Plan
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Saxon & Co.                      1,503,407.81             8.1%
                                       P.O. Box 7780-1888
                                       Philadelphia, PA 19188
                                       Lifepoint Hospitals, Inc.        1,140,652.68             6.2%
                                       4525 Harding Rd.
                                       Nashville, TN 37205
                                       General Dynamics Small Cap       1,819,250.65             9.8%
                                       Fund
                                       3190 Fairview Park Dr.
                                       Falls Church, VA 22042-4523
                                       Pfizer                           1,204,978.73             6.5%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       MASCO                            1,898,625.81            10.2%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
  Small Company Growth Portfolio.....  NALCO Foundation                    32,700.00             5.5%
                                       1 NALCO Center
                                       Naperville, IL 60566-1074
                                       Cavalcade Pension Trust             30,956.78             5.2%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
                                       Schulze & Burch Employee            48,169.56             8.0%
                                       Pension Plan
                                       1133 W. 35(th) Street
                                       Chicago, IL 60609
                                       Illinois Masonic Medical            36,162.01             6.0%
                                       Center
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       NISource-Bay Area VEBA             109,680.28            18.3%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Iowa Measurement Research           96,069.25            16.0%
                                       Foundation
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  International Equity Index           Northern Trust Pension Plan      1,343,092.99            28.8%
    Portfolio........................  50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Northern Trust Thrift            1,096,079.88            23.5%
                                       Incentive Plan
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       NI-GAS Savings Investments &       913,668.00            19.6%
                                       Thrift Trust
                                       1844 Ferry Rd.
                                       Naperville, IL 60521
                                       Lifepoint Hospitals, Inc.          552,743.00            11.8%
                                       4525 Harding Rd.
                                       Nashville, TN 37205

  International Growth Portfolio.....  Northern Trust Pension Plan      1,418,822.80            10.6%
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       White Cap, Inc.                    889,932.88             6.6%
                                       1140 31st Street
                                       Downers Grove, IL 60515
                                       Tuthill Corp. Master               779,602.30             5.8%
                                       Retirement Trust
                                       908 Elm St., Suite 1000
                                       Hinsdale, IL 60521

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
                                       Indresco                           769,338.83             5.7%
                                       2121 San Jacinto St., Suite
                                       2500
                                       Dallas, TX 75221
                                       Doe Run Resources Corp.            873,683.70             6.5%
                                       Retirement Plan
                                       1801 Park 270 Dr., Suite 300
                                       St. Louis, MO 63146

  U.S. Government Securities           Sheet Metal Work                   669,621.44            12.4%
    Portfolio........................  106 N. Schmale Rd.
                                       Carol Stream, IL 60188
                                       Illinois State Painters            309,226.24             5.7%
                                       Welfare Fund
                                       303 E. Ohio St.
                                       Chicago, IL 60611
                                       Schlumberger Ltd. Master           567,537.91            10.5%
                                       Health Care Trust
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Electrical Insurance Trust         611,704.96            11.3%
                                       221 N. LaSalle Street
                                       Chicago, IL 60601-1273
                                       Mafco                              417,079.54             7.7%
                                       625 Madison Ave.
                                       New York, NY 10022
                                       Lifeway Christian Resources        516,929.47             9.5%
                                       Master Retirement Fund
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       CTA                              1,424,280.00            26.3%
                                       P.O. Box 3555
                                       Chicago, IL 60654

  Short Intermediate Bond              Emerson Electric Co. Savings       859,304.00             8.4%
    Portfolio........................  Plan Trust
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Northern Illinois Medical          523,700.16             5.1%
                                       Center
                                       4309 Medical Center
                                       McHenry, IL 60050

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
  Intermediate Bond Portfolio........  Illinois Masonic Medical           224,448.28             8.6%
                                       Center - Board Designated
                                       Fund
                                       826 W. Wellington Ave.
                                       Chicago, IL 60657
                                       Illinois Masonic Medical           352,164.62            13.5%
                                       Center - Restricted
                                       Investment Fund
                                       826 W. Wellington Ave.
                                       Chicago, IL 60657
                                       Illinois Masonic Medical           146,659.91             5.6%
                                       Center - Warren Barr
                                       Pavillion
                                       826 W. Wellington Ave.
                                       Chicago, IL 60657
                                       HEB Savings & Retirement           174,499.35             6.7%
                                       Trust
                                       646 Main St.
                                       San Antonio, TX 78204
                                       Marshfield ERP                     866,081.25            33.3%
                                       1000 N. Oak Ave.
                                       Marshfield, WI 54449-5777
                                       Cavalcade Pension Trust            156,756.52             6.0%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  U.S. Treasury Index Portfolio......  Belvedere National Bank &           74,371.22             6.2%
                                       Trust
                                       600 S. State Street
                                       Belvedere, IL 61008-4300
                                       The Accreditation Counsel for       84,177.53             7.1%
                                       Graduate Medical Education
                                       515 N. State Street
                                       Chicago, IL 60610
                                       Herget National Bank of Pekin       99,374.70             8.3%
                                       33 4th Street
                                       Pekin, IL 61554
                                       Hubbell Defined Contribution       117,373.12             9.8%
                                       Trust
                                       584 Derby Milford Rd.
                                       Orange, CT 06477-4024
                                       The Old Second National Bank       182,353.45            15.3%
                                       37 S. River St.
                                       Aurora, IL 60507
                                       Henkel Rabbi Trust                 214,930.60            18.0%
                                       200 Renaissance Blvd.
                                       Gulph Mills, PA 19406

                                                                                  AMOUNT AND
                                                                                 PERCENTAGE OF
                                                                              OUTSTANDING SHARES
                                                                      -----------------------------------
                                                                         AMOUNTS            PERCENTAGE
  PORTFOLIO                            SHAREHOLDER NAME AND ADDRESS     OF SHARES          OF SHARES (%)
  ---------                            -----------------------------  --------------      ---------------
  Bond Portfolio.....................  Lannan Foundation                2,637,281.56             5.2%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Phycor, Inc.                     2,587,467.00             5.1%
                                       30 Burton Hills Blvd.
                                       Nashville, TN 37215
                                       PWC Group Investment Savings     3,302,451.00             6.4%
                                       Plan
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  International Bond Portfolio.......  Northern Trust Pension Plan        947,008.94            57.1%
                                       50 S. LaSalle Street
                                       Chicago, IL 60675
                                       Doe Run Resources Corp.            248,900.70            15.0%
                                       Retirement Plan
                                       1801 Park 270 Dr., Suite 300
                                       St. Louis, MO 63146

  Government Select Portfolio........  Northern Trust Company -       168,777,364.70             8.3%
                                       London
                                       FBO Food & Agricultural
                                       Organization
                                       155 Bishopsgate
                                       London ECZM 3XS
                                       United Kingdom

  Diversified Assets Portfolio.......  Northern Trust Company -       682,743,801.03             9.6%
                                       London
                                       FBO UN World Food Programme
                                       155 Bishopsgate
                                       London ECZM 3XS
                                       United Kingdom
                                       MCCA-Western Asset Management  364,778,578.32             5.2%
                                       c/o Northern Trust Company
                                       50 S. LaSalle Street
                                       Chicago, IL 60675

  Municipal Portfolio................  Mercantile National Bank         2,846,857.00             6.8%
                                       5243 Hohman Avenue
                                       Hammond, IN 46325
                                       Indiana Trust & Investment       9,092,356.00            21.8%
                                       Management Co.
                                       3930 Edison Lakes Parkway,
                                       Suite 250
                                       Mishawaka, IN 46545-5149
                                       Trust Co. of Toledo             30,591,656.00            73.5%
                                       6135 Trust Drive, Suite 206
                                       Holland, OH 43528

                                   APPENDIX C

As of November 30, 1999, the Nominees and officers of the Trust owned beneficially Shares of the Portfolios as set forth below:

                                                   NAME OF                AMOUNT OF  PERCENTAGE OF
PORTFOLIO                                     BENEFICIAL OWNER             SHARES       SHARES
---------                            -----------------------------------  ---------  -------------
Tax-Exempt Portfolio                 Raymond E. George, Jr.                186,638            *

------------

*  Less than 1% of the Portfolio's outstanding Shares.

                          VOTE THIS PROXY CARD TODAY

                         NORTHERN INSTITUTIONAL FUNDS
                            50 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60675

         Please fold and detach card at perforation before mailing


FUND NAME PRINTS HERE                                                                              SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF
SHAREHOLDERS (THE "MEETING") OF THE TRUST TO BE HELD ON MARCH 21, 2000 AT 9:30 A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN
TRUST COMPANY, DIRECTORS ROOM, 6TH FLOOR, 50 S. LASALLE STREET, CHICAGO, ILLINOIS 60675.

The undersigned hereby appoints Archibald King, Martin C. Gawne and Linda J. Hoard, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of beneficial interest of the above-named Portfolio held of record by the undersigned on the record date for the Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST AND THE PROXY STATEMENT
DATED FEBRUARY 7, 2000.

                                                                                           PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                                             PROXY CARD PROMPTLY IN THE ENCLOSED
                                                                                                     POSTAGE-PAID ENVELOPE.

                                                                                         DATE:__________________, 2000
                                                                                         -----------------------------------------

                                                                                         -----------------------------------------
                                                                                          Signature(s), (Title(s), if applicable)

                                                                                          Please sign above exactly as name(s)
                                                                                          appear(s) hereon. Corporate or
                                                                                          partnership proxies should be signed in
                                                                                          full corporate or partnership name by
                                                                                          an authorized officer. Each joint owner
                                                                                          should sign personally.  When signing
                                                                                          as a fiduciary, please give full title
                           (Continued on reverse side of card)                            as such.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

         Please fold and detach card at perforation before mailing

          Please vote by filling in the appropriate box(es) below.


PROPOSAL 1                                                                    FOR all             WITHHOLD
Election of Trustees                                                      nominees listed        AUTHORITY
                                                                        at left (except as    to vote for all
Richard G. Cline, Edward J.  Condon, Jr., Wesley M. Dixon, Jr.,            marked to the       nominees listed
William J. Dolan, Jr., John W. English, Raymond E. George, Jr.,           contrary at left).       at left.
Sandra Polk Guthman, Michael E. Murphy, Mary Jacobs Skinner,
William H. Springer, Richard P. Strubel, Stephen B. Timbers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),                 / /                   / /
WRITE HIS OR HER NAME(S) ON THE LINE PROVIDED BELOW.
-------------------------------------------------------------
PROPOSAL 2                                                                     FOR                 AGAINST           ABSTAIN

To ratify or reject the selection of Ernst & Young LLP as the                  / /                   / /               / /
Trust's Independent accountants for its fiscal year ending
November 30, 2000.

PROPOSALS 3(A)-(F)

To approve amendments to the fundamental investment policies of the specified Portfolios:
A)   With respect to all Portfolios except the Small Company
     Growth and Mid Cap Growth Portfolios, the investment
     policy on commodities;                                                    / /                   / /               / /
B)   With respect to all Portfolios, the investment policies on
     borrowing and lending;                                                    / /                   / /               / /
C)   With respect to all Portfolios except the Mid Cap Growth
     Portfolio, the investment policy on mortgaging;                           / /                   / /               / /
D)   With respect to all Portfolios except the Municipal, Small
     Company Growth and Mid Cap Growth Portfolios, the
     investment policy on puts and calls;                                      / /                   / /               / /
E)   With respect to the Tax Exempt Portfolio only, the investment
     policy on municipal investments; and                                      / /                   / /               / /
F)   With respect to the Tax-Exempt Portfolio only, the investment
      policy on issuers with less than three years operations.                 / /                   / /               / /